LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of John Ilett, Mark Rothera, and Frank
Thomas, signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the undersigned, in the undersigned's capacity as officer and/or director of Orchard Therapeutics plc (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC") forms: (i) Form ID, including any attached documents (such as Update Passphrase Authentication), to effect the assignment of codes to the undersigned to be used in the transmission of information to the SEC using the EDGAR System; (ii) Form 3, Initial Statement of Beneficial Ownership of Securities, including any attached documents; (iii) Form 4, Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iv) Form 5, Annual Statement of Beneficial
Ownership of Securities in accordance with Section 16(a) of the Securities Exchange Act of
1934, as amended, and the rules thereunder, including any attached documents;
(v) Schedule
13D and (vi) amendments of each thereof, in accordance with the Securities Exchange Act of
1934, as amended, and the rules thereunder, including any attached documents;

	(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5,
Schedule 13D
or any amendment(s) thereto, and timely file such form(s) with the SEC and any securities
exchange, national association or similar authority; and

	(3)	take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of,
or legally required by, the undersigned, it being understood that the documents executed by
such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall
be in such form and shall contain such terms and conditions as such attorney-in-fact may approve
in such attorney-in-fact's discretion.

	The undersigned hereby grants to each such attorney-in-fact, acting singly, full power
and authority to do and perform any and every act and thing whatsoever requisite, necessary or
proper to be done in the exercise of any of the rights and powers herein granted, as fully to all
intents and purposes as the undersigned might or could do if personally present, with full power
of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or
such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue
of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges
that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned,
are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply
with Section 16 or Regulation 13D-G of the Securities Exchange Act of 1934, as
amended.  The
undersigned hereby agrees to indemnify the attorneys-in-fact and the Company from and against
any demand, damage, loss, cost or expense arising from any false or misleading information provided
by the undersigned to the attorneys-in-fact.

	This Power of Attorney shall be governed by, and construed in accordance with, the laws of
the state of Delaware. This Power of Attorney shall remain in full force and effect until the
undersigned is no longer required to file such forms with respect to the undersigned's holdings of
and transactions in securities issued by the Company, unless earlier revoked by the undersigned in
a signed writing delivered to the foregoing attorneys-in-fact.  This Power of
Attorney supersedes
any prior power of attorney in connection with the undersigned's capacity as an officer and/or
director of the Company.  This Power of Attorney shall expire as to any individual attorney-in-fact
if such attorney-in-fact ceases to be an officer of, or legal counsel to, the
Company.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed
as of January 2, 2020.

                                         /s/ Joanne T. Beck
                                         ----------------------
                                         Joanne T. Beck